Exhibit 99.1

Becton, Dickinson and Company Announces Tender Offers for Outstanding Debt Securities

FRANKLIN LAKES, NJ, February 10, 2026 – BD (Becton, Dickinson and Company) (NYSE: BDX) (the “Company” or “BD”), a leading global medical technology company, today announced that it has commenced tender offers to purchase for cash the debt securities issued by the Company listed in the table below (collectively, the “Securities” and each a “series”).

Up to an Aggregate Offer Cap of $1,600,000,000 Aggregate Purchase Price
of the Outstanding Debt Securities Listed Below and each Offer SubCap Listed Below
Title of Security	CUSIP Number	Principal Amount Outstanding	Offer SubCap	Acceptance Priority Level(1)	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Early Tender Payment (2)(3)
6.700% Senior Notes due 2026	Registered: 075887CE7 144A: 075887CD9 Reg S: U0740RAE2	$137,032,000	N/A	1	4.250% U.S. Treasury Notes due 11/30/2026	FIT3	+30 bps	$30
7.000% Senior Debentures due 2027	075887AN9	$116,054,000	N/A	2	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+20 bps	$30
6.700% Senior Debentures due 2028	075887AQ2	$112,361,000	N/A	3	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+35 bps	$30
6.000% Senior Notes due 2039	075887AV1	$122,856,000	N/A	4	4.000% U.S. Treasury Notes due 11/15/2035	FIT1	+95 bps	$30
4.875% Senior Notes due 2044	075887BM0	$224,877,000	N/A	5	4.625% U.S. Treasury Notes due 11/15/2045	FIT1	+80 bps	$30
4.669% Senior Notes due 2047	075887BX6	$1,500,000,000	$1,000,000,000	6	4.625% U.S. Treasury Notes due 11/15/2045	FIT1	+70 bps	$30
5.000% Senior Notes due 2040	075887AX7	$90,878,000	N/A	7	4.000% U.S. Treasury Notes due 11/15/2035	FIT1	+100 bps	$30
4.685% Senior Notes due 2044	075887BG3	$982,883,000	$450,000,000	8	4.625% U.S. Treasury Notes due 11/15/2045	FIT1	+60 bps	$30
5.081% Senior Notes due 2029	075887CU1	$600,000,000	N/A	9	3.500% U.S. Treasury Notes due 1/15/2029	FIT1	+30 bps	$30
3.794% Senior Notes due 2050	075887CK3	$560,000,000	N/A	10	4.625% U.S. Treasury Notes due 11/15/2055	FIT1	+65 bps	$30
4.874% Senior Notes due 2029	075887CR8	$625,000,000	N/A	11	3.500% U.S. Treasury Notes due 1/15/2029	FIT1	+30 bps	$30
4.693% Senior Notes due 2028	075887CQ0	$800,000,000	N/A	12	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+20 bps	$30
3.700% Senior Notes due 2027	075887BW8	$1,725,018,000	N/A	13	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+30 bps	$30
5.110% Senior Notes due 2034	075887CS6	$550,000,000	N/A	14	4.000% U.S. Treasury Notes due 11/15/2035	FIT1	+45 bps	$30
4.298% Senior Notes due 2032	075887CP2	$500,000,000	N/A	15	3.750% U.S. Treasury Notes due 1/31/2031	FIT1	+65 bps	$30

(1)
Subject to the Aggregate Offer Cap (as defined below), Offer SubCap (as defined below), if any, and proration if applicable, the principal amount of each series of Securities that is purchased in the tender offers will be determined in accordance with the applicable Acceptance Priority Level (as defined below and in numerical priority order) specified in this column.

(2)	Per $1,000 principal amount of Securities validly tendered prior to or at the Early Tender Date (as defined below) and accepted for purchase.
(3)
The Total Consideration (as defined below) for each series of Securities validly tendered prior to or at the Early Tender Date and accepted for purchase is calculated using the applicable Fixed Spread and is inclusive of the applicable Early Tender Payment (as defined below). The Total Consideration for each series of Securities does not include the applicable Accrued Interest (as defined below), which will be payable in addition to the applicable Total Consideration.

Subject to the terms and conditions set forth in the offer to purchase, dated February 10, 2026 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), the Company is offering to purchase for cash up to $1,600,000,000 aggregate purchase price, excluding the applicable Accrued Interest (which, subject to applicable law, may be increased or decreased in the Company’s sole discretion, the “Aggregate Offer Cap”) of its (i) 6.700% Senior Notes due 2026, (ii) 7.000% Senior Debentures due 2027, (iii) 6.700% Senior Debentures due 2028, (iv) 6.000% Senior Notes due 2039, (v) 4.875% Senior Notes due 2044, (vi) 4.669% Senior Notes due 2047, (vii) 5.000% Senior Notes due 2040, (viii) 4.685% Senior Notes due 2044, (ix) 5.081% Senior Notes due 2029, (x) 3.794% Senior Notes due 2050, (xi) 4.874% Senior Notes due 2029, (xii) 4.693% Senior Notes due 2028, (xiii) 3.700% Senior Notes due 2027, (xiv) 5.110% Senior Notes due 2034, and (xv) 4.298% Senior Notes due 2032, in the order of priority set forth in the table above (each, an “Acceptance Priority Level”), subject to an aggregate principal amount of each series of Securities that does not exceed the applicable Offer SubCap, if any, set forth in the table above (each, an “Offer SubCap”) (collectively, the “Tender Offers”); provided that the Company will only accept for purchase up to an aggregate purchase price, excluding the applicable Accrued Interest, of all series of Securities that does not exceed the Aggregate Offer Cap. The Company reserves the right, but is under no obligation, to increase or decrease the Aggregate Offer Cap and/or any of the Offer SubCaps at any time, subject to applicable law. The Company refers investors to the Offer to Purchase for the complete terms and conditions of the Tender Offers.

The Tender Offers will expire at 5:00 p.m., New York City time, on March 11, 2026, or any other date and time to which the Company extends the applicable Tender Offer (such date and time, as it may be extended with respect to a Tender Offer, the applicable “Expiration Date”), unless earlier terminated. Holders of Securities must validly tender and not validly withdraw their Securities prior to or at 5:00 p.m., New York City time, on February 24, 2026 (such date and time, as it may be extended with respect to a Tender Offer, the “Early Tender Date”), to be eligible to receive the applicable Total Consideration (as defined below), which is inclusive of an amount in cash equal to the applicable amount set forth in the table above under the heading “Early Tender Payment” (the “Early Tender Payment”), plus Accrued Interest. If a holder validly tenders Securities after the applicable Early Tender Date but prior to or at the applicable Expiration Date, the holder will only be eligible to receive the applicable Late Tender Offer Consideration (as defined below) plus Accrued Interest.

The applicable consideration (the “Total Consideration”) offered per $1,000 principal amount of each series of Securities validly tendered and accepted for purchase pursuant to the applicable Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such Securities specified in the table above plus the applicable yield based on the bid-side price of the applicable U.S. Treasury Reference Security specified in the table above as displayed on the applicable Bloomberg Bond Trader FIT1 or FIT3 page, as applicable, specified in the table above at 10:00 a.m., New York City time, on February 25, 2026. The “Late Tender Offer Consideration” is equal to the Total Consideration minus the Early Tender Payment.

The Tender Offers will expire on the applicable Expiration Date. Except as set forth below, payment for the Securities that are validly tendered prior to or at the Expiration Date will be made on a date promptly following the Expiration Date, which is currently anticipated to be March 13, 2026, the second business day after the Expiration Date. The Company reserves the right, in its sole discretion, to make payment for Securities that are validly tendered prior to or at the Early Tender Date and that are accepted for purchase on an earlier settlement date, which, if applicable, is currently anticipated to be February 27, 2026, provided that the conditions to the satisfaction of the applicable Tender Offer are satisfied.

Holders will also receive accrued and unpaid interest on Securities validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the applicable settlement date of each Tender Offer (“Accrued Interest”).

Tendered Securities may be validly withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on February 24, 2026.

The Tender Offers are subject to the satisfaction or waiver of certain conditions, which are specified in the Offer to Purchase. The Tender Offers are not conditioned upon the tender of any minimum principal amount of the Securities.

Information Relating to the Tender Offers

The Offer to Purchase is being distributed to holders beginning today. Citigroup Global Markets Inc. and Wells Fargo Securities, LLC are the lead dealer managers for the Tender Offers. Scotia Capital (USA) Inc., MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc. are co-dealer managers for the Tender Offers. Investors with questions regarding the Tender Offers may contact Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect) or by email at ny.liabilitymanagement@citi.com or Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410-4759 (collect) or by email at liabilitymanagement@wellsfargo.com. Global Bondholder Services Corporation is the tender and information agent for the Tender Offers and can be contacted at (855) 654-2015 (toll-free) or (212) 430-3774 (collect).

None of the Company or its affiliates, their respective boards of directors, their respective officers, the dealer managers, the tender and information agent or the trustee with respect to any series of Securities is making any recommendation as to whether holders should tender any Securities in response to any of the Tender Offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decisions as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.

The full details of the Tender Offers, including complete instructions on how to tender Securities, are included in the Offer to Purchase. Holders are strongly encouraged to read carefully the Offer to Purchase, including materials incorporated by reference therein, because they will contain important information. The Offer to Purchase may be downloaded from Global Bondholder Services Corporation’s website at www.gbsc-usa.com/BectonDickinson or obtained from Global Bondholder Services Corporation, free of charge, by calling toll-free at (855) 654-2015 (bankers and brokers can call collect at (212) 430-3774).

About BD

BD is one of the world’s largest pure-play medical technology companies with a Purpose of advancing the world of health™ by driving innovation across medical essentials, connected care, biopharma systems and interventional. The company supports those on the frontlines of healthcare by developing transformative technologies, services and solutions that optimize clinical operations and improve care for patients. Operating across the globe, with more than 60,000 employees, BD delivers billions of products annually that have a positive impact on global healthcare. By working in close collaboration with customers, BD can help enhance outcomes, lower costs, increase clinical efficiency, improve safety and expand access to healthcare.

Contacts:
Media	Investors
Matt Marcus VP, Public Relations Matt.Marcus@bd.com	Shawn Bevec SVP, Investor Relations Investor_Relations@bd.com

Forward-Looking Statements

This press release contains certain estimates and other forward-looking statements (as defined under federal securities laws) regarding BD’s performance, including in relation to the consummation of the Tender Offers. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially. These factors include, but are not limited to: risks relating to the satisfaction of the conditions to the Tender Offers, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. BD does not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

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